Exhibit 10.3

EQUITY CONTRIBUTION AGREEMENT

among

AVANGRID VINEYARD WIND, LLC,

CI-II ALICE HOLDING LLC,

and

CI III ALICE HOLDING LLC,
as Members,
VINEYARD WIND CI PARTNERS 1 LLC
as CIP Partner,

VINEYARD WIND SPONSOR PARTNERS 1 LLC
as Sponsor Partner

VINEYARD WIND TE PARTNERS 1 LLC
as TE Partners

VINEYARD WIND 1 PLEDGOR LLC,
as Construction Pledgor,

VINEYARD WIND 1 LLC,
as Borrower,
BANCO SANTANDER, S.A., NEW YORK BRANCH,
as Administrative Agent

and

MUFG UNION BANK, N.A.,
as Collateral Agent

Dated as of September 15, 2021

TABLE OF CONTENTS

ARTICLE I DEFINITIONS 2
1.01. Definitions. 3
1.02. Rules of Interpretation. 7
ARTICLE II MEMBER SUPPORT 7
2.01. Undertakings. 7
2.02. Obligations Unconditional. 16
2.03. Reinstatement. 17
2.04. Bankruptcy Code Waiver. 18
2.05. Waiver of Subrogation. 18
2.06. Specific Performance. 19
2.07. Maintenance of Existence. 19
2.08. Compliance with Law. 19
ARTICLE III REPRESENTATIONS AND WARRANTIES 20
3.01. Existence. 20
3.02. Litigation. 20
3.03. No Breach. 20
3.04. Organizational Action; Enforceability. 21
3.05. Authorizations. 21
3.06. No Bankruptcy; Solvency. 21
3.07. Ownership. 21
3.08. Financing Documents. 21
3.09. Compliance with Laws. 21
3.10. Investment Company Act. 21
3.11. Certain Laws; Sanctions. 21
ARTICLE IV PURCHASE OF PARTICIPATING INTERESTS 22
4.01. Required Purchase of Participating Interest. 22
4.02. Effect of Purchase of Participating Interest. 22
4.03. Subordinate Nature of Participating Interest. 22
4.04. Rights of Administrative Agent, Collateral Agent and Secured Parties. 23
4.05. No Voting Rights. 24
4.06. Obligations Several; Outright Purchase; Obligations Unconditional. 24
ARTICLE V MISCELLANEOUS 24
5.01. No Waiver. 24
5.02. Notices. 24
5.03. Expenses. 24
5.04. Amendments, Etc. 25
5.05. Successors and Assigns; Consent to Collateral Assignment. 25
5.06. Headings. 26
5.07. Counterparts. 26
5.08. Governing Law. 26
5.09. Waiver of Jury Trial. 26
5.10. Consent to Jurisdiction; Rights of the Collateral Agent, Administrative Agent and Lenders; etc. 27
5.11. 27
5.12. Severability. 27
5.13. Termination. 28
5.14. Additional Members. 28
5.15. Integration of Terms. 28
5.16. Guaranty Separately Enforceable. 29
5.17. Scope of Liability. 29
ii

EXHIBIT A    -    Form of Equity Contribution Request
EXHIBIT B    -    Form of Equity Letter of Credit
EXHIBIT C    -    Form of Funding Notice
EXHIBIT D    -    Form of Equity Cure Contribution Notice
EXHIBIT E    -    Form of Assumption Agreement
iii

This EQUITY CONTRIBUTION AGREEMENT, dated as of September 15, 2021 (as amended, modified or supplemented from time to time, this “Agreement”), is among AVANGRID VINEYARD WIND, LLC, a Delaware limited liability company (the “Avangrid Member”), CI-II ALICE HOLDING LLC, a Delaware limited liability company (the “CI II Member”), CI III ALICE HOLDING LLC, a Delaware limited liability company (the “CI III Member”, and together with the Avangrid Member and the CI II Member, the “Members”), VINEYARD WIND CI PARTNERS 1 LLC, a Delaware limited liability company (the “CIP Partner”), VINEYARD WIND SPONSOR PARTNERS 1 LLC, a Delaware limited liability company (“Sponsor Partner”), VINEYARD WIND TE PARTNERS 1 LLC, a Delaware limited liability company (“TE Partners”), VINEYARD WIND 1 PLEDGOR LLC, a Delaware limited liability company (“Construction Pledgor”), VINEYARD WIND 1 LLC, a Delaware limited liability company (the “Borrower”), BANCO SANTANDER, S.A., NEW YORK BRANCH, in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and MUFG UNION BANK, N.A., a national association, in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”).
RECITALS
A.The Borrower, the Administrative Agent, the Collateral Agent, the lenders party thereto and the issuing lenders party thereto are entering into the Credit Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the “Credit Agreement”).
B.The Credit Agreement provides for, subject to the terms and conditions thereof, Loans and other extensions of credit to be made to the Borrower for the Development.
C.As of the date hereof:
(i)the CI II Member owns 50% of the issued and outstanding membership interests of the CIP Partner, and the CI III Member owns 50% of the issued and outstanding membership interests of the CIP Partner;
(ii)the Avangrid Member owns 50% of the issued and outstanding membership interests of Construction Pledgor and the CIP Partner owns 50% of the issued and outstanding membership interests of Construction Pledgor; and
(iii)Construction Pledgor owns 100% of the issued and outstanding membership interests of the Borrower; and
D.As of the date hereof:
(i)the Avangrid Member owns 50% of the issued and outstanding membership interests of Sponsor Partner and the CIP Partner owns 50% of the issued and outstanding membership interests of Sponsor Partner; and
(ii)Sponsor Partner owns 100% of the issued and outstanding membership interests of TE Partners.
E.In a Specified Sale, Construction Pledgor in the future may sell to TE Partners 100% of the issued and outstanding membership interests of the Borrower, and in a Tax Equity Transaction one or more tax equity investors may invest in TE Partners, such that, as of the consummation of the Specified Sale and the Tax Equity Transaction:
(i)Sponsor Partner will continue to own 100% of the class B membership interests in TE Partners; and
(ii)TE Partners will own 100% of the issued and outstanding membership interests of the Borrower.
F.Through their indirect ownership of the Borrower, each Member will benefit from the making of the Loans and the extensions of credit, in each case, to the Borrower for the Development.
G.The Avangrid Member has agreed to make equity contributions to the Applicable Pledgor, who in turn has agreed to contribute such amounts to the Borrower, in each case from time to time in accordance with this Agreement in order to make funds available to Borrower for the funding of certain of Borrower’s costs of developing and constructing the Project and to satisfy certain other conditions under and in accordance with the Credit Agreement and the other Financing Documents.
H.Each of the CI II Member and the CI III Member has agreed to make equity contributions to the CIP Partner, who in turn has agreed to contribute such amounts to the Applicable Pledgor, who in turn has agreed to contribute such amounts to the Borrower, in each case from time to time in accordance with this Agreement in order to make funds available to Borrower for the funding of certain costs of Borrower incurred in connection with developing and constructing the Project and to satisfy certain other conditions under and in accordance with the Credit Agreement and the other Financing Documents.
To induce the Lenders and Issuing Lenders to enter into the Financing Documents and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Member, the Administrative Agent, the Collateral Agent (for and on behalf of the Secured Parties), CIP Partner, Construction Pledgor, Sponsor Partner, TE Partners and the Borrower agree as follows:
ARTICLE I
DEFINITIONS
1.01Definitions. All capitalized terms used, but not otherwise defined herein, shall have the respective meanings assigned thereto in the Credit Agreement. In addition, as used in this Agreement, the following terms shall have the meanings specified below:
“Accelerated Contribution Amount” shall mean, for any Member as at any date, the lesser of (a) such Member’s Maximum Available Equity Contribution Amount at such date and (b) such Member’s Member Percentage of the aggregate Obligations outstanding as of such date.
“Accelerated Contribution Date” shall have the meaning ascribed thereto in Section 2.01(c).
“Acceleration Event” shall mean the occurrence and continuation of an Event of Default pursuant to Article VII of the Credit Agreement that has resulted in an acceleration of the Loans.
“Acceleration Event Notice” shall mean a written demand from the Administrative Agent acting at the direction of the Required Lenders to each Member requesting payment by each Member of its respective Accelerated Contribution Amount and notifying each Member of the occurrence and continuation of an Event of Default and such acceleration.
“Acceptable Member” means any Member (including any Qualifying Transferee) under this Agreement (i) with long-term unsecured senior debt ratings of (A) at least BBB- (or the then-equivalent rating) by S&P and (B) at least Baa3 (or the then-equivalent rating) by Moody’s, or (ii) with respect to any Member not party to this Agreement as of the Closing Date, that has been approved as an Acceptable Member in writing by each Lender.
“Acceptable Member Credit Support” means, individually or collectively, an Equity Letter of Credit, cash on deposit in a Construction Equity Account or a Member Guaranty (as the context may require).
“Administrative Agent” has the meaning ascribed thereto in the introduction.
“Agreement” has the meaning ascribed thereto in the introduction.
“Assumption Agreement” has the meaning ascribed thereto in Section 5.13.
“Avangrid Member” has the meaning ascribed thereto in the introduction.
“Borrower” has the meaning ascribed thereto in the introduction.
“Borrower Bankruptcy” has the meaning ascribed thereto in Section 2.04.
“CI II Member” has the meaning ascribed thereto in the introduction.
“CI III Member” has the meaning ascribed thereto in the introduction.
“CIP Partner” has the meaning ascribed thereto in the introduction.
“Collateral Agent” has the meaning ascribed thereto in the introduction.
“Construction Equity Account” means, with respect to a Member, an account established from time to time by the Borrower (at the direction of such Member) pursuant to the Depositary Agreement and funded, or caused to be funded, by such Member in an amount equal to such Member’s Maximum Available Equity Contribution Amount as of the relevant time.
“Construction Pledgor” has the meaning ascribed thereto in the introduction.
“Credit Agreement” has the meaning ascribed thereto in the recitals.
“Defaulted Member” has the meaning ascribed thereto in Section 4.01.
“Defaulted Payment” has the meaning ascribed thereto in Section 4.01.
“Equity Contribution” means any equity contribution made to the Borrower in accordance with Section 2.01(a).
“Equity Contribution Amount” means $1,653,056,840.98, as such amount may be reduced in accordance with Section 2.01(g).
“Equity Contribution Date” means the date specified in an Equity Contribution Request as the date on which Equity Contributions are requested by the Borrower.
“Equity Contribution Funding Amount” means, with respect to any Equity Contribution Date, an amount equal to the aggregate amount of the Project Costs to be paid or payable with the proceeds of Equity Contributions to be made on such Equity Contribution Date.
“Equity Contribution Request” means a written request substantially in the form attached as Exhibit A hereto, which shall be delivered by the Borrower to each Member (with a copy thereof delivered to the Administrative Agent) prior to each applicable Equity Contribution Date and shall include the applicable Equity Contribution Date and Equity Contribution Funding Amount.
“Equity Cure Contribution” has the meaning ascribed thereto in Section 2.01(d)(iv).
“Equity Cure Contribution Amount” has the meaning ascribed thereto in Section 2.01(d)(iv).
“Equity Cure Contribution Date” has the meaning ascribed thereto in Section 2.01(d)(iv).
“Equity Cure Contribution Notice” has the meaning ascribed thereto in Section 2.01(d)(iv).
“Equity Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit B hereto or otherwise in a form reasonably acceptable to the Administrative Agent (acting at the direction of the Required Lenders) and the Collateral Agent, issued by an Acceptable Bank in favor of the Collateral Agent (for the benefit of the Secured Parties), in each case, that has a stated maturity date that is not earlier than 12 months after the date of issuance of such letter of credit, and which letter of credit and all related documentation are satisfactory to the Administrative Agent, acting reasonably, and in each case no Loan Party or Subsidiary thereof is the account party in respect of such letter of credit or otherwise liable in any respect for any reimbursement payments for any drawings under such letter of credit or any other costs associated therewith and such letter of credit is not secured by any assets of any Loan Party or Subsidiary thereof (including the Collateral).
“Foreclosure Transaction” has the meaning ascribed thereto in Section 5.05(b).
“Funding Amount” means, with respect to any Member on any Funding Date, such Member’s Member Percentage of the Equity Contribution Funding Amount or the Accelerated Contribution Amount, as the case may be, for such Funding Date.
“Funding Date” means any Equity Contribution Date or the Accelerated Contribution Date, as applicable.
“Funding Member” has the meaning ascribed thereto in Section 2.01(d)(iv).
“Funding Notice” has the meaning ascribed thereto in Section 2.01(d)(i).
“Guarantor Downgrade Event” means with respect to an Acceptable Member or Member Guarantor (including Avangrid, Inc.), the occurrence of a downgrade in such Acceptable Member’s or such Member Guarantor’s (including Avangrid, Inc.) long-term unsecured senior debt rating below BBB- (or the then-equivalent rating) by S&P or below Baa3 (or the then-equivalent rating) by Moody’s.

“Litigation Resolution Plan” means a written plan prepared by the Borrower, in form and substance reasonably satisfactory to the Required Lenders, to resolve outstanding actions, suits, proceedings, investigations or similar actions, including those set forth on Schedule 3.07 of the Credit Agreement, and to mitigate outstanding litigation risk in connection therewith.
“Maximum Available Equity Contribution Amount” means, at any date of determination, with respect to each Member, an amount equal to its Member Percentage of the Equity Contribution Amount (x) minus the aggregate amount, if any, of the Equity Contributions actually made to the Borrower prior to such date by or on behalf of such Member under this Agreement (including any Equity Contributions that are made from the proceeds of each draw on or other payment from any Acceptable Member Credit Support but excluding, for the avoidance of doubt, any such contributions used to provide cash collateral as contemplated by clause (p) of the definition of “Permitted Encumbrances” in the Credit Agreement), but for the avoidance of doubt excluding any Equity Cure Contributions made by a Funding Member, (y) minus the aggregate amount, if any, of the Equity Cure Contributions credited to such Member pursuant to Section 2.01(d)(v) prior to such date as a result of such Member being a Non-Funding Member, and (z) plus the aggregate amount, if any, of the reimbursements of Drawstop Equity Contributions made by the Borrower to such Member.
“Member Guarantor” means any guarantor of the obligations of any Member (including any Qualifying Transferee) under this Agreement (i) with long-term unsecured senior debt ratings of (A) at least BBB- (or the then-equivalent rating) by S&P and (B) at least Baa3 (or the then-equivalent rating) by Moody’s, or (ii) that has been approved as a Member Guarantor in writing by each Lender.
“Member Guaranty” means a guaranty provided on behalf of a Member (including a Qualifying Transferee) from a Member Guarantor to guarantee the obligations of such Member hereunder, in form and substance reasonably satisfactory to the Administrative Agent (acting at the direction of the Required Lenders) and the Collateral Agent, in favor of the Collateral Agent (for the benefit of the Secured Parties).
“Member Percentage” means (i) in the case of the Avangrid Member, 50%, (ii) in the case of the CI II Member, 25%, and (iii) in the case of the CI III Member, 25%, in each case as such percentage may be increased or reduced from time to time after the date hereof to reflect transfers of the membership interests of the Applicable Pledgor (as applicable) effected in accordance with the terms of this Agreement (including Section 5.13), the Credit Agreement and the other Financing Documents; provided that no such adjustment shall be effective to alter such Member’s Member Percentage unless the following conditions have been satisfied: (a) such Member has notified the Administrative Agent of the effective date and extent of any change in any Member’s ownership interests in the membership interests of the Applicable Pledgor (whether by disposition, acquisition or additional equity contributions) in accordance with the governing limited liability company agreement or other applicable governing document of the Applicable Pledgor, (b) such change in ownership interests in the Applicable Pledgor shall not cause a Change of Control under the Credit Agreement (or it shall have been approved in accordance with the terms of the Credit Agreement) and (c) after giving effect to such change in the Members’ Member Percentages and any new Acceptable Member Credit Support provided by or on behalf of the Members in connection with such change in Member Percentages, the Members, collectively, will have provided Acceptable Member Credit Support in an amount equal to 100% of the aggregate Maximum Available Equity Contribution Amount of the Members at such time and after giving effect to such an assumption and release, the sum of all Member Percentages shall equal 100%.
“Members” has the meaning ascribed thereto in the introduction.
“Negative Credit Event” means, with respect to an Acceptable Bank that has issued an Equity Letter of Credit, a downgrade in (including the withdrawal of) the Acceptable Bank’s long-term unsecured senior debt rating by S&P or Moody’s such that the Acceptable Bank no longer meets the credit criteria set forth in the definition of “Acceptable Bank”.
“Negative Credit Event Drawing Date” has the meaning ascribed thereto in Section 2.01(f)(vi).
“Non-Funding Member” has the meaning ascribed thereto in Section 2.01(d)(iv).
“Non-Renewal Drawing Date” has the meaning ascribed thereto in Section 2.01(f)(vi).
“Qualifying Transferee” means any Person permitted to be an assignee of indirect membership interests in the Borrower pursuant to and in accordance with the Financing Documents.

“Reduction Certificate” means a certificate substantially in the form attached as an annex to the applicable Equity Letter of Credit to be delivered to the issuer thereof to effect a reduction in the amount available to be drawn on such Equity Letter of Credit.
“Retained Interest” has the meaning ascribed thereto in Section 4.03.
“Sponsor Partner” has the meaning ascribed thereto in the introduction.
“TE Partners” has the meaning ascribed thereto in the introduction.
“Term Credit Agreement (CIP)” means certain Credit Agreement, dated as of the Closing Date, among CIP Partner, the lenders and issuing lenders party thereto from time to time, Banco Santander, S.A., New York Branch, as the administrative agent and MUFG Union Bank, N.A., as the collateral agent.
“Term Credit Agreement (Avangrid)” means that certain Credit Agreement, dated as of the Closing Date, among Avangrid Member, the lenders and issuing lenders party thereto from time to time, Banco Santander, S.A., New York Branch, as the administrative agent and MUFG Union Bank, N.A., as the collateral agent.
1.02Rules of Interpretation. The principles of construction and interpretation set forth in the Credit Agreement shall apply to, and are hereby incorporated by reference in, this Agreement.
ARTICLE II
MEMBER SUPPORT
2.01Undertakings.
(a)Equity Contributions.
(i)Subject to the terms and conditions hereof, each Member hereby severally (and not jointly) agrees to make equity contributions (x) prior to a Specified Sale, to Construction Pledgor and (y) from and after a Specified Sale, to Sponsor Partner, in each case, at the times prescribed in this Section 2.01 in an aggregate amount up to, but not exceeding, its Member Percentage of the Equity Contribution Amount.
(ii)Sponsor Partner agrees to contribute all such Equity Contributions to TE Partners immediately upon receipt.
(iii)Each Applicable Pledgor agrees to contribute all such Equity Contributions to the Borrower immediately upon receipt.
(iv)Borrower shall request such Equity Contributions from the Members by delivery of an Equity Contribution Request from time to time to the extent required for the payment of Project Costs then due and payable and reasonably expected to be due and payable prior to the next Equity Contribution Date and for application in accordance with the Depositary Agreement.
(b)Contribution Date Contributions.
(i)On each Equity Contribution Date, each Member shall make an Equity Contribution in an amount equal to such Member’s Member Percentage of the Equity Contribution Funding Amount required to be made hereunder on such Equity Contribution Date (but in no event more than such Member’s then current Maximum Available Equity Contribution Amount), which shall be made by depositing such Equity Contribution Funding Amount into the Construction Account for application in accordance with the Depositary Agreement.
(ii)Upon the contribution by a Member of its Member Percentage of the relevant Equity Contribution Funding Amount: (A) if a contribution is made prior to a Specified Sale, (1) a contribution by the CI II Member or the CI III Member shall be deemed to have been made to CIP Partner, which CIP Partner shall be deemed to have made immediately to Construction Pledgor, which Construction Pledgor shall be deemed to have made immediately to the Borrower and (2) a contribution by the Avangrid Member shall be deemed to have been made immediately to Construction Pledgor, which Construction Pledgor shall be deemed to have made immediately to the Borrower, in each case, in the amount of such Member Percentage of the Equity Contribution Funding Amount; and (B) if a

contribution is made on or after a Specified Sale, (1) a contribution by the CI II Member or the CI III Member shall be deemed to have been made to CIP Partner, which CIP Partner shall be deemed to have made immediately to Sponsor Partner, which Sponsor Partner shall be deemed to have made immediately to TE Partners, which TE Partners shall be deemed to have made immediately to the Borrower and (2) a contribution by the Avangrid Member shall be deemed to have been made immediately to Sponsor Partner, which Sponsor Partner shall be deemed to have made immediately to TE Partners, which TE Partners shall be deemed to have made immediately to the Borrower, in each case in the amount of such Member Percentage of the Equity Contribution Funding Amount.
(c)Accelerated Contribution.
(i)Within five Business Days after the occurrence of an Acceleration Event or within five Business Days of receipt of an Acceleration Event Notice (the “Accelerated Contribution Date”), each Member shall make an Equity Contribution in an amount equal to such Member’s Accelerated Contribution Amount, which shall be made by paying or depositing such Accelerated Contribution Amount as directed by the Administrative Agent acting at the direction of the Required Lenders.
(ii)Upon the contribution by a Member of such Member’s Accelerated Contribution Amount: (A) if a contribution is made prior to a Specified Sale, (1) a contribution by the CI II Member or the CI III Member shall be deemed to have been made to CIP Partner, which CIP Partner shall be deemed to have made immediately to Construction Pledgor, which Construction Pledgor shall be deemed to have made immediately to the Borrower and (2) a contribution by the Avangrid Member shall be deemed to have been made immediately to Construction Pledgor, which Construction Pledgor shall be deemed to have made immediately to the Borrower, in each case, in the amount of such Member Percentage of the Accelerated Contribution Amount; and (B) if a contribution is made on or after a Specified Sale, (1) a contribution by the CI II Member or the CI III Member shall be deemed to have been made to CIP Partner, which CIP Partner shall be deemed to have made immediately to Sponsor Partner, which Sponsor Partner shall be deemed to have made immediately to TE Partners, which TE Partners shall be deemed to have made immediately to the Borrower and (2) a contribution by the Avangrid Member shall be deemed to have been made immediately to Sponsor Partner, which Sponsor Partner shall be deemed to have made immediately to TE Partners, which TE Partners shall be deemed to have made immediately to the Borrower, in each case in the amount of such Member Percentage of the Accelerated Contribution Amount.
(d)Payment of Funding Amounts.
(i)Prior to each Funding Date, each Member shall notify the Administrative Agent by notice in the form of Exhibit C attached hereto (such notice, a “Funding Notice”) (A) whether it intends to fund its Funding Amount directly in cash, (B) in the case of a Member that has funded, or caused to be funded, a Construction Equity Account, whether it will request to apply funds standing to the credit of such account, in which case the Borrower will instruct the Administrative Agent, who shall direct the Depositary Bank, to transfer amounts from such Construction Equity Account on the Funding Date in the amount of such Funding Amount or (C) in the case of a Member that has posted one or more Equity Letters of Credit pursuant to Section 2.01(f), whether it will request to apply proceeds of one or more draws on such Equity Letters of Credit, in which case the Collateral Agent (acting at the written direction of the Administrative Agent) shall draw upon any or all such Equity Letters of Credit in the amount of such Funding Amount and to deposit such amounts into the Construction Account. In the case described in clauses (A) and (B) above, a Member shall deliver a Funding Notice to the Administrative Agent not later than 12:00 noon New York time one Business Day prior to the applicable Funding Date. In the case described in clause (C) above, a Member shall deliver a Funding Notice to the Administrative Agent not later than 12:00 noon New York time four Business Days prior to the applicable Funding Date. Each Member that has elected (or is deemed to have elected) to fund its Funding Amount directly in cash shall pay its respective Funding Amount on the Funding Date in Dollars and in immediately available funds to the Construction Account for application in accordance with the Depositary Agreement or, in the event of an Accelerated Contribution Date, as directed by the Administrative Agent acting at the direction of the Required Lenders. If any Member has elected (or is deemed to have elected) to fund its Funding Amount by transferring amounts from a Construction Equity Account funded by such Member, such Member shall instruct the Borrower to direct the Administrative Agent, who shall direct the Depositary Bank to transfer from such Construction Equity Account the respective Funding Amount of such Member on the Funding Date to the Construction Account for application in accordance with the Depositary Agreement or, in the event of an Accelerated Contribution Date, as directed by the Administrative Agent acting at the direction of the Required Lenders. If any Member has elected that the Administrative Agent direct a drawing upon any or all of its Equity Letters of Credit or if no Funding Notice is provided by any Member that has posted one or more Equity Letters of Credit, then the Collateral Agent (acting at the written direction of the Administrative Agent) shall draw upon such Equity Letters of Credit in either the amounts designated by the Administrative Agent or, if no such designation has been made, pro rata across all such Equity Letters of Credit and in the amount of such Funding Amount on the applicable Funding Date (or on such other date as may be expected to be required for such Funding Amount to be available on the Funding Date), provided that the Collateral Agent (acting at the direction of the Administrative Agent) shall deposit the proceeds of such draw (or draws) to the Construction Account for application in accordance with the Depositary Agreement or, in the event of an Accelerated Contribution Date, as directed by the Administrative Agent acting at the direction of the Required Lenders. If no election is specified in the Funding Notice, (1) first, the Collateral Agent (acting at the written direction of the Administrative Agent) shall, as applicable and if applicable, draw upon Equity Letters of Credit posted by such Member and (2) second, the Administrative Agent or the Collateral Agent (acting at the direction of the Administrative Agent and the Required Lenders) shall direct the Depositary Bank to transfer amounts from the applicable Construction Equity Account in an aggregate amount not to exceed such Funding Amount not otherwise funded by such Member in cash or by draws upon Equity Letters of Credit accordance with this Section 2.01(d)(i), and, in either case, shall deposit the proceeds thereof to the Construction Account for application in accordance with the Depositary Agreement or, in the event of an Accelerated Contribution Date, as directed by the Administrative Agent acting at the direction of the Required Lenders. Any drawing or payment made pursuant to the previous sentence shall be deemed to satisfy the funding obligations of the applicable Member in respect of such particular Funding Amount. If any Member fails to deliver a Funding Notice to Administrative Agent as required by this Section 2.01(d) and has not otherwise made its required Equity Contribution by the Funding Date, and a Member Guarantor has provided a Member Guaranty in respect of such Member’s Maximum Available Equity Contribution Amount hereunder, then the Administrative Agent (acting at the direction of the Required Lenders) may demand that the applicable Member Guarantor make payment under such Member Guaranty in accordance with Section 2.01(f)(iv).
(ii)Any (A) draw upon any Equity Letter of Credit comprising the Acceptable Member Credit Support of any Member which is paid by the issuing bank thereof to the Collateral Agent, (B) transfer from any Construction Equity Account comprising the Acceptable Member Credit Support of any Member and (C) payment by any Member Guarantor pursuant to the applicable Member Guaranty shall, in each case, when deposited in accordance with Section 2.01(b)(i) or Section 2.01(c)(i), as applicable, satisfy the funding obligations of such Member in respect of the applicable Funding Amount and shall be deemed to be an Equity Contribution to the Borrower as provided herein.
(iii)In the event that any Member funds any Funding Amount without resort to a draw on any Equity Letter of Credit posted by such Member, the Collateral Agent (acting at the written direction of the Administrative Agent) shall (A) request from the issuer of such Equity Letter of Credit a reduction in the amount available for drawing on such Equity Letter of Credit to an amount no greater than such Member’s Maximum Available Equity Contribution Amount (as certified to the Collateral Agent by an Authorized Officer of the Borrower) by delivering a Reduction Certificate to the issuer of such Equity Letter of Credit providing for such reduction and (B) not make a drawing in excess of such Member’s Maximum Available Equity Contribution Amount pending completion of such reduction. In the event that any Member funds any Funding Amount without resort to a transfer from a Construction Equity Account funded by such Member, the Administrative Agent shall direct the Depositary Bank to transfer from such Construction Equity Account to an account designated by such Member the amount by which amounts then on deposit in such Construction Equity Account exceed such Member’s Maximum Available Equity Contribution Amount (as certified to the Administrative Agent by an Authorized Officer of the Borrower). Any reduction or transfer pursuant to this Section 2.01(d)(iii) shall be made without regard to whether any of the conditions set forth in Section 6.07 of the Credit Agreement have been satisfied.

(iv)In the event of a failure to satisfy the funding obligations of any Member pursuant to Section 2.01(d)(i) with respect to a Funding Date (such Member, a “Non-Funding Member”), any Member that has satisfied its funding obligations thereunder with respect to such Funding Date (a “Funding Member”) may (but shall not be obligated to), within 10 Business Days after such failure (if such failure has not been cured (including by a drawing in respect of or payment under such Member’s Acceptable Member Credit Support)), fund or cause to be funded all or a portion of the Non-Funding Member’s unfunded Funding Amount with respect to such Funding Date (such amount, an “Equity Cure Contribution Amount”, and such contribution, an “Equity Cure Contribution”). Prior to the anticipated date of such Equity Cure Contribution (an “Equity Cure Contribution Date”), the Funding Member shall notify the Administrative Agent by notice in the form of Exhibit D attached hereto (an “Equity Cure Contribution Notice”) of the Equity Cure Contribution Amount and the Equity Cure Contribution Date. Each Funding Member that has elected to fund an Equity Cure Contribution Amount shall pay an Equity Cure Contribution Amount on the Equity Cure Contribution Date set forth in the Equity Cure Contribution Notice in Dollars and in immediately available funds to the Construction Account for application in accordance with the Depositary Agreement or, in the event of an Accelerated Contribution Date, as directed by the Administrative Agent acting at the direction of the Required Lenders. Nothing in this Section shall limit the rights of the Collateral Agent (at the direction of the Administrative Agent) or the Administrative Agent, as applicable, to draw on or demand payment under any Acceptable Member Credit Support provided on behalf of the Non-Funding Member prior to the date that is 10 Business Days after the applicable Funding Date.
(v)Notwithstanding anything contained in Section 2.01(d)(iv) or otherwise, an Equity Cure Contribution shall be deemed an Equity Contribution made (x) by the applicable Non-Funding Member; (y) without resort to a draw on any Equity Letter of Credit posted by the applicable Non-Funding Member or a transfer from a Construction Equity Account funded by the applicable Non-Funding Member or a demand for payment under any Member Guaranty provided on behalf of the Non-Funding Member; and (z) in satisfaction or partial satisfaction of the outstanding funding obligations of the applicable Non-Funding Member. The Equity Cure Contribution shall not be regarded hereunder as an Equity Contribution made by the Funding Member. For the avoidance of doubt, the Maximum Available Equity Contribution Amount of the Non-Funding Member (and not the Funding Member) shall be decreased by the amount of the Equity Cure Contribution Amount actually received by the Borrower, and after taking into account such decrease, (A) the Collateral Agent (acting at the written direction of the Administrative Agent acting at the direction of the Required Lenders) shall, in accordance with and subject to Section 2.01(d)(iii), as applicable, request the issuer of such Equity Letter of Credit to reduce the amount available for drawing on such Equity Letter of Credit posted by the Non-Funding Member (and not the Funding Member) to an amount no greater than the Non-Funding Member’s Maximum Available Equity Contribution Amount (as certified to the Collateral Agent by an Authorized Officer of the Borrower) by delivering a Reduction Certificate to the issuer of such Equity Letter of Credit providing for such reduction or (B) the Administrative Agent shall direct the Depositary Bank to transfer from any Construction Equity Account of the Non-Funding Member (and not the Funding Member) to an account designated by the Non-Funding Member the amount by which amounts then on deposit in such Construction Equity Account exceed such Non-Funding Member’s Maximum Available Equity Contribution Amount, as applicable. The Equity Cure Contribution Notice shall specify the Non-Funding Member to be credited as having made an Equity Contribution in the amount of the Equity Cure Contribution Amount. In no event shall an Equity Cure Contribution Amount with respect to the unfunded Funding Amount of a Non-Funding Member (taking into account any Equity Cure Contribution Amounts previously funded in respect of such Funding Amount) exceed the unfunded Funding Amount of such Non-Funding Member.
(vi)If any Member has made Equity Contributions pursuant to Section 2.01(b) on any Equity Contribution Date during any period in which the Borrower is unable to satisfy any of the applicable conditions to the making of a Construction Loan set forth in Section 4.02 of the Credit Agreement, and the Borrower is subsequently able to satisfy the conditions precedent in Section 4.02 of the Credit Agreement and the Borrower has thereafter utilized Construction Loan proceeds to refund all or any portion of such Drawstop Equity Contributions, the Members’, Applicable Pledgor’s, CIP Partner’s and Sponsor Partner’s (as applicable) Maximum Available Equity Contribution Amount and obligations pursuant to Section 2.01(b) shall be automatically reinstated in an amount equal to the amount so refunded, which amount shall be available for future Equity Contributions in accordance with the terms and conditions hereof. Such reinstated Equity Contributions shall be evidenced by any Construction Loan Borrowing Request that provides for reimbursement of Drawstop Equity Contributions in accordance with the Credit Agreement and Depositary Agreement. For the avoidance of doubt, each Member shall be required to deliver Acceptable Member Credit Support in an aggregate amount so that credit support is then available for 100% of such Member’s then-applicable aggregate Maximum Available Equity Contribution Amounts.
(e)Member Obligations. No Member shall be required at any time to make Equity Contributions that exceed such Member’s Maximum Available Equity Contribution Amount as of such time. The obligations of the Members hereunder are several and not joint, and no Member shall be obligated in any event to make an Equity Contribution that is required to be made by another Member hereunder.
(f)Acceptable Member Credit Support.
(i)To secure the obligations of each Member to fund its respective Funding Amounts, each of the Members party hereto on the Closing Date shall have delivered to the Collateral Agent on or prior to the Closing Date, and shall maintain at all times prior to the satisfaction or termination of such Member’s obligations hereunder, Acceptable Member Credit Support in the form of (A) one or more Equity Letters of Credit, (B) cash deposited into a Construction Equity Account and/or (C) a Member Guaranty, which Acceptable Member Credit Support shall, as to each Member, in the aggregate among (A), (B) and (C) above, have an available face amount (in the case of an Equity Letter of Credit), an amount on deposit (in the case of a Construction Equity Account) and/or guaranteed amount (in the case of a Member Guaranty) equal to no less than such Member’s Maximum Available Equity Contribution Amount as of such time. Nothing herein shall prevent a Member from freely substituting one form of Acceptable Member Credit Support of such Member with one or more other forms of Acceptable Member Credit Support at any time so long as the sum of the face amount, amount on deposit and/or guaranteed amount under such Acceptable Member Credit Support at any time is equal to no less than such Member’s Maximum Available Equity Contribution Amount as of such time.
(ii)Without limiting the generality of the last sentence of Section 2.01(f)(i), upon five Business Days advance notice and immediately following the receipt of written confirmation from the Administrative Agent that a Qualifying Transferee (x) either is an Acceptable Member or has delivered Acceptable Member Credit Support and (y) executed and delivered an Assumption Agreement, then (1) the Borrower shall direct the Depositary Bank, in accordance with the Depositary Agreement, to transfer an amount then on deposit in the Construction Equity Account of such Member to an account designated by Borrower or an Affiliate thereof and/or (as applicable); and (2) the Collateral Agent (acting at the written direction of the Administrative Agent) shall reduce the amount available for drawing on the Equity Letter of Credit of such Member by delivering a Reduction Certificate to the issuer of such Equity Letter of Credit, in an aggregate amount ( after giving effect to the actions specified in clauses (1) and (2)) not in excess of the face amount, amount on deposit and/or guaranteed amount under the Acceptable Member Credit Support delivered by the Qualifying Transferee or, in the event that the Qualifying Transferee is an Acceptable Member, the Maximum Available Equity Contribution Amount of such Acceptable Member as of the date that it became party to this Agreement; and after giving effect to the actions specified in clauses (1) and (2), the sum of the face amount, amount on deposit and guaranteed amount under the assigning Member’s Acceptable Member Credit Support shall equal no less than such Member’s Maximum Available Equity Contribution Amount as of such time.
(iii)Without limiting the generality of the last sentence of Section 2.01(f)(i), upon five Business Days advance notice and immediately following the receipt of written confirmation from the Administrative Agent that the Increase Effective Date for a Construction Bridge Loan Commitment has occurred, (1) the Borrower shall direct the Depositary Bank, in accordance with the Depositary Agreement, to transfer an amount then on deposit in the Construction Equity Account of such Member to an account designated by Borrower or an Affiliate thereof and, (2) the Collateral Agent (acting at the written direction of the Administrative Agent) shall reduce the amount available for drawing on an Equity Letter of Credit of such Member by delivering a Reduction Certificate to the issuer of such Equity Letter of Credit, in an aggregate amount (after giving effect to the actions specified in clauses (1) and (2)) not in excess of the Member Percentage of the aggregate principal amount of the Construction Bridge Loan Commitment less the aggregate principal amount by which the Construction Loan Commitment is reduced on the Increase Effective Date; and after giving effect to the actions specified in clauses (1) and (2), the sum of the face amount, amount on deposit and guaranteed amount under the Member’s Acceptable Member Credit Support shall equal no less than such Member’s Maximum Available Equity Contribution Amount as of such time (after giving effect to the reduction in the Equity Contribution Amount under Section 2.01(g)).
(iv)Upon the failure of any Member to make payment when due in respect of any Funding Amount or upon notice or failure to provide notice as provided in Section 2.01(d), (A) the Collateral Agent (acting at the written direction of the Administrative Agent) shall, make a drawing under the Acceptable Member Credit Support, and/or (B) the Collateral Agent (acting at the written direction of the Administrative Agent) shall cause to be transferred an amount from and/or demand that the applicable Member Guarantor make payment under the applicable Acceptable Member Credit Support, in each case, provided by or on behalf of such Member and shall promptly deposit or cause to be deposited the proceeds thereof in accordance with Section 2.01(b)(i) or Section 2.01(c)(i), as applicable. Any such drawing or payment shall be deemed to satisfy the funding obligations of the applicable Member in respect of such particular Funding Amount.
(v)Upon termination of this Agreement, in each case at the sole cost and expense of the Borrower, (A) the Collateral Agent (acting at the written direction of the Administrative Agent) promptly shall return any Equity Letter of Credit provided by the applicable Member comprising Acceptable Member Credit Support to the issuer thereof, together with a written request from the Collateral Agent to cancel such Equity Letter of Credit, and/or (B) the Administrative Agent promptly shall (1) direct the Depositary Bank to transfer remaining amounts then on deposit in any Construction Equity Account to be returned to or as instructed by the applicable Member or an Affiliate thereof and (2) execute and deliver a release of any Member Guaranty, if so requested by any Member Guarantor.
(vi)If either (x) at least 30 days prior to the expiration date of an Equity Letter of Credit (such date, after giving effect to any extensions or any automatic renewal of an Equity Letter of Credit in accordance with its terms, the “Non-Renewal Drawing Date”) the Collateral Agent has not received replacement Acceptable Member Credit Support, or (y) the Borrower, any Member or any Secured Party notifies the Collateral Agent of a Negative Credit Event with respect to the issuer of any Equity Letter of Credit comprising Acceptable Member Credit Support and, unless such Negative Credit Event is cured during such time, the applicable Member has failed to deliver replacement Acceptable Member Credit Support within the earlier of (I) 15 Business Days after such Negative Credit Event and (II) 15 Business Days prior to the stated maturity date of such Equity Letter of Credit (the earlier of (I) and (II), the “Negative Credit Event Drawing Date”), then, in the case of either (x) or (y), the Collateral Agent (acting at the written direction of the Administrative Agent) shall make a drawing under such Acceptable Member Credit Support in an amount equal to the full available amount of such Equity Letter of Credit, at any time, in the case of clause (x), after the Non-Renewal Drawing Date, or, in the case of clause (y), on or after the Negative Credit Event Drawing Date, and in the case of both clauses (x) and (y), in accordance with the terms of such Equity Letter of Credit, and deposit (or cause the Depositary Bank to so deposit) the proceeds thereof in a Construction Equity Account established for the applicable Member in accordance with the Depositary Agreement.
(vii)To the extent that a Guarantor Downgrade Event has occurred with respect to a Member Guarantor, or, in the event any Member Guarantor repudiates or defaults on its obligations under any Member Guaranty, the applicable Member shall within 15 Business Days after such Guarantor Downgrade Event, repudiation or default post alternative Acceptable Member Credit Support in the amount required pursuant to Section 2.01(f)(i), unless such Guarantor Downgrade Event, repudiation or default has been cured during such time. To the extent that a Member does not post alternative Acceptable Member Credit Support as contemplated by the prior sentence within 15 Business Days after the applicable Guarantor Downgrade Event, another Member on its behalf shall have the right (but not the obligation) to post alternative Acceptable Member Credit Support on its behalf.
(viii)All fees, costs and expenses in connection with the issuance and/or maintenance of each Equity Letter of Credit comprising Acceptable Member Credit Support shall be for the account of the Member that provides such Equity Letter of Credit or an Affiliate of such Member (other than the Borrower, Applicable Pledgor, Sponsor Partner or CIP Partner).

(ix)For avoidance of doubt, each of the Borrower, Applicable Pledgor, Sponsor Partner, CIP Partner and each Member acknowledges and agrees that none of the Borrower, Applicable Pledgor, Sponsor Partner or CIP Partner shall be the account party in respect of any Equity Letter of Credit comprising Acceptable Member Credit Support, and that any such Equity Letter of Credit shall not otherwise constitute Indebtedness of the Borrower, Applicable Pledgor, Sponsor Partner or CIP Partner or be secured by a Lien on any of the Collateral.
(g)Reduction of Equity Contribution Amount.
(i)Upon the occurrence of the Increase Effective Date for a Construction Bridge Loan Commitment, the Equity Contribution Amount shall be reduced by an amount equal to the aggregate principal amount of the Construction Bridge Loan Commitment less the aggregate principal amount by which the Construction Loan Commitment is reduced on the Increase Effective Date, subject to the conditions that (A) the Administrative Agent (in consultation with the Independent Engineer and acting at the direction of the Required Lenders) shall have confirmed that there are sufficient committed funds available to the Borrower pursuant to this Agreement and the Credit Agreement, together with reasonably anticipated pre-Conversion Date Project Revenues, to achieve the Conversion Date on or before the Date Certain and to make all expected Subsequent Capital Contributions and (B) if, as of such date, any actions, suits, proceedings, investigations or similar actions (including those set forth on Schedule 3.07 of the Credit Agreement) remain pending against any Loan Party or any Governmental Authority with respect to the Project or any of the Project Assets, the Borrower shall deliver to the Administrative Agent and the Required Lenders a Litigation Resolution Plan.
(ii)Upon the execution and delivery by the parties thereto of the Anticipated PPA Amendments and delivery to the Administrative Agent by the Borrower of (A) the executed Anticipated PPA Amendments and a final and non-appealable order of the MDPU approving the Anticipated PPA Amendments and (B) a certificate from the Borrower (as confirmed by the Independent Engineer) that COD (as defined in the Term Credit Agreements) is reasonably expected to occur on or before October 15, 2025, the Equity Contribution Amount shall be reduced by $4,240,000.
2.02Obligations Unconditional. The obligations of the Members, Applicable Pledgor, Sponsor Partner and CIP Partner under Section 2.01 are several and not joint and are absolute and unconditional, irrespective of the value, genuineness, validity or enforceability of this Agreement or any other Financing Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of, or security for, any of the Obligations, shall not be affected by the occurrence of any Default or Event of Default, and, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of their undertakings hereunder (other than the defense of payment or performance), it being the intent of this Section 2.02 that the obligations of each Member hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of each Member, Applicable Pledgor, Sponsor Partner and CIP Partner hereunder which shall remain absolute and unconditional as described above:
(a)at any time or from time to time, without notice to any Member, Applicable Pledgor, Sponsor Partner or CIP Partner, the time for any performance of, or compliance with, any of the Obligations or any of the Obligations of the Borrower shall be extended, or such performance or compliance shall be waived;
(b)any of the acts mentioned in any of the provisions of any Financing Document or any other agreement or instrument referred to herein or therein shall be done or omitted
(c)the maturity of any of the Obligations shall be accelerated, modified, waived, supplemented or amended in any respect, or any right under any Financing Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;
(d)any lien or security interest granted to, or in favor of, any Agent or any Secured Party as security for any of the Obligations (including Liens intended to be created by the Security Documents) or any of the Obligations of the Borrower shall fail to be perfected or shall be released;

(e)the performance or failure to perform by any Member, Applicable Pledgor, Sponsor Partner or CIP Partner (other than such Person) of its obligations hereunder, or under any other agreement, or the condition (financial, legal or otherwise), affairs, status, nature or actions of the Borrower;
(f)the voluntary or involuntary liquidation, dissolution, sale of assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, readjustment or similar proceeding affecting any Person;
(g)any defense of setoff or counterclaim that may at any time be available to or asserted by any Member, any Member Guarantor, Applicable Pledgor, Sponsor Partner, CIP Partner, the Borrower or any Affiliates of any Member or the Borrower against the Collateral Agent, the Administrative Agent, any Secured Party or any other Person under any Financing Document;
(h)any taking, release or amendment or waiver of or consent to departure from any other guarantee, this Agreement or any of the Obligations under this Agreement; and
(i)any other circumstances (including any statute of limitations), any act or omission by the Borrower or any existence of or reliance on any representation by the Collateral Agent, the Administrative Agent, the Borrower, Applicable Pledgor, Sponsor Partner, CIP Partner or any other Secured Party that might otherwise constitute a defense available to, or discharge of, any guarantor or surety, defense of payment or performance of the applicable amounts due under this Agreement or any other Financing Document (other than the defense that such Member has performed its obligations hereunder or that the underlying obligation has been performed or that this Agreement has terminated).
To the extent permitted by Applicable Law, each Member, Applicable Pledgor, Sponsor Partner and CIP Partner hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever (other than any notices required under this Agreement) and any requirement that any Agent or any other Secured Party or any party to a Transaction Document exhaust any right, power or remedy or proceed against the Borrower under this Agreement, any other Transaction Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.
2.03Reinstatement. The obligations of each Member, Applicable Pledgor, Sponsor Partner and CIP Partner under this Article II shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of such Member, Applicable Pledgor, Sponsor Partner or CIP Partner under this Agreement is rescinded or must be otherwise restored by the Borrower or the Collateral Agent to such Member, Applicable Pledgor, Sponsor Partner or CIP Partner as a result of any proceedings under any Debtor Relief Laws or as a result of any settlement or compromise with any Person in respect of such payment, and the applicable Member, Applicable Pledgor, Sponsor Partner and CIP Partner agrees that it will indemnify the Collateral Agent and each Secured Party on demand for all reasonable and documented costs and expenses (including reasonable and documented fees and expenses of counsel) incurred by the Collateral Agent or such Secured Party in connection with such rescission or restoration. This Section 2.03 shall survive the termination of this Agreement.
2.04Bankruptcy Code Waiver. Each Member, Applicable Pledgor, Sponsor Partner and CIP Partner hereby irrevocably waives, to the extent it may do so under Applicable Law, any protection it may be entitled to under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code, in the event of any voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding or case with respect to the Borrower (a “Borrower Bankruptcy”). Specifically, in the event that the trustee (or similar official) in any proceeding under any Debtor Relief Law or the debtor-in-possession takes any action (including, without limitation, the institution of any action, suit or other proceeding in a Borrower Bankruptcy for the purpose of enforcing the obligations of a Member, Applicable Pledgor, Sponsor Partner or CIP Partner under this Agreement), no Member, Applicable Pledgor, Sponsor Partner or CIP Partner shall assert any defense, claim or counterclaim denying liability hereunder on the basis that this Agreement is an executory contract or a “financial accommodation” that cannot be assumed, assigned or enforced or on any other theory directly or indirectly based on Section 365(c)(1), 365(c)(2) or 365(e)(2) of the Bankruptcy Code. If a Borrower Bankruptcy shall occur, each Member, Applicable Pledgor, Sponsor Partner and CIP Partner agrees, after the occurrence of the Borrower Bankruptcy, to reconfirm in writing, to the extent permitted by Applicable Laws, its pre-petition waiver of any protection it may be entitled to under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code or equivalent provisions of the laws or regulations of any other jurisdiction with respect to proceedings and, to give effect to such waiver, each Member, Applicable Pledgor,

Sponsor Partner and CIP Partner consents, to the extent permitted by Applicable Law, to the assumption and enforcement of each provision of this Agreement by the debtor-in-possession or the Borrower’s, Applicable Pledgor’s, Sponsor Partner’s or CIP Partner’s (as applicable) trustee (or similar official) in bankruptcy, as the case may be.
2.05Waiver of Subrogation. To the fullest extent permitted by Applicable Law, no Member shall exercise, and each Member hereby irrevocably waives, in each case until such time as the Obligations and the Obligations (under and as defined in the Term Credit Agreements) are fully and finally paid and discharged, expired or terminated, any claim, right or remedy that it may now have or may hereafter acquire against the Borrower arising under or in connection with this Agreement in any claim, right or remedy of any Secured Party against the Borrower or any other Person or any Collateral that any Secured Party may now have or may hereafter acquire until such time as all Obligations shall have been fully and finally discharged, expired or terminated (including any claim, right or remedy of subrogation, contribution or reimbursement); provided, however, that from and after the Conversion Date, the waiver in this Section 2.05 shall only apply to (i) the Avangrid Member until the Obligations (under and as defined in the Term Credit Agreement (Avangrid)) are fully and finally paid and discharged, expired or terminated and (ii) the CI II Member and CI III Member until the Obligations (under and as defined in the Term Credit Agreement (CIP)) are fully and finally paid and discharged, expired or terminated, in each case irrespective of any Obligations (under and as defined in the Term Credit Agreements) that might remain outstanding under the Other Term Credit Agreement (as defined in the Term Credit Agreements). If, notwithstanding the preceding sentence, any amount shall be paid to any Member on account of such subrogation rights at any time when (i) any of the Obligations shall not have been fully and finally paid and discharged, such amount shall be held by such Member in trust for the Collateral Agent (acting for the benefit of the Secured Parties), segregated from other funds of such Member and turned over to the Collateral Agent in the form received by such Member (duly endorsed by such Member to the Collateral Agent, if required or requested), to be applied against the Obligations, whether matured or unmatured, in accordance with the Financing Documents and (ii) (A) in the case of the Avangrid Member, any Obligations (under and as defined in the Term Credit Agreement (Avangrid)) shall not have been fully repaid or (B) in the case of the CI II and CI III Member, any Obligations (under and as defined in the Term Credit Agreement (CIP)) shall not have been fully repaid, such amount shall be held by such Member in trust for the applicable Administrative Agent (under and as defined in the Term Credit Agreements) to be applied in accordance with the relevant Term Credit Agreement. This Section 2.05 shall expressly survive termination of this Agreement until all Obligations and the Obligations (under and as defined in the Term Credit Agreements) are fully and finally paid and discharged, expired or terminated.
2.06Specific Performance. To the extent it may do so under Applicable Law and subject to the terms of the Credit Agreement, each of the Collateral Agent and Administrative Agent may demand specific performance of this Agreement. Each of Applicable Pledgor, Sponsor Partner, CIP Partner and each Member hereby irrevocably waives, to the extent it may do so under Applicable Law, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against Applicable Pledgor, Sponsor Partner, CIP Partner or any Member for specific performance of this Agreement by the Borrower, Administrative Agent or the Collateral Agent, or any successor or assign thereof or for their benefit by a receiver, custodian or trustee appointed for the Borrower or in respect of all or a substantial part of its assets, under the bankruptcy or insolvency laws of any jurisdiction to which the Borrower or its assets are subject.
2.07Maintenance of Existence. Each Member severally (but not jointly) covenants and agrees that, until such time as such Member’s obligations under this Agreement cease, such Member shall preserve and maintain (a) its corporate or limited liability company existence in the form of such Member as of the date of this Agreement under Applicable Law and (b) all material licenses, rights, privileges and franchises necessary for its performance of this Agreement.
2.08Compliance with Law. Each Member severally (but not jointly) covenants and agrees that, until such time as such Member’s obligations under this Agreement cease, such Member shall comply, or cause compliance, in all material respects, with all Applicable Laws relating to it, except where such non-compliance could not reasonably be expected to have a material adverse effect on such party’s ability to perform its obligations hereunder.
Each Member shall not fund all or part of any repayment of the Obligations out of proceeds derived from transactions which would be prohibited by AML Laws, Anti-Terrorism Laws, Anti-Corruption Laws or applicable Sanctions or would otherwise cause any Person to be in breach of any of the foregoing.

2.09Fundamental Changes. Each Member shall not liquidate, terminate, wind-up or dissolve, or combine, merge or consolidate with or into any other entity, other than any such merger in which such Member is the surviving Person, or enter into any transaction of merger or consolidation or plan of division or any analogous arrangement.
2.10Insolvency Proceedings. None of the obligations of any Member under this Agreement shall be altered, limited or affected by the bankruptcy or insolvency laws of any jurisdiction relating to any Loan Party, or by any defense which any Loan Party may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.
Article III
REPRESENTATIONS AND WARRANTIES
Each Member severally represents and warrants on the date hereof to Applicable Pledgor, Sponsor Partner, CIP Partner, the Borrower, Administrative Agent and the Collateral Agent (on behalf of the Secured Parties), as to itself only, that:
3.01Existence. Such Member: (a) is an entity duly organized or formed, validly existing and in good standing under the laws of its applicable jurisdiction of incorporation or formation; (b) has all requisite corporate, partnership or limited liability company power, and has all material governmental licenses, authorizations, consents and approvals necessary to perform its obligations under this Agreement; and (c) is qualified to do business as a corporation, partnership or limited liability company under the laws of each jurisdiction where necessary in light of its business as now conducted and as proposed to be conducted in which the failure to so qualify could reasonably be expected to have a material adverse effect on the ability of such Member to perform its obligations hereunder.
3.02Litigation. There are no actions, suits, proceedings, investigations or similar actions pending or to such Member’s knowledge threatened (in writing) against such Member that has had or could reasonably be expected to have a material adverse effect on the ability of such Member to perform its obligations hereunder.
3.03No Breach. The execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will not (a) conflict with or result in a breach of, or require any consent under, the articles of organization or other organizational documents of such Member, (b) violate or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Member is a party or by which it is bound or to which such Member’s Property or assets are subject, except to the extent that any such conflict, breach or default could not reasonably be expected to have a material adverse effect on the ability of such Member to perform its obligations hereunder, (c) conflict with or result in a breach of, or constitute a default under, any Applicable Law, except to the extent that any such conflict, breach or default could not reasonably be expected to have a material adverse effect on the ability of such Member to perform its obligations hereunder, or (d) result in the creation or imposition of any Lien (other than a Permitted Encumbrance) upon any of such Member’s Property or assets, now owned or hereafter acquired, except to the extent that any such creation or imposition could not reasonably be expected to have a material adverse effect on the ability of such Member to perform its obligations hereunder.
3.04Organizational Action; Enforceability. Such Member has full corporate, partnership or limited liability company power, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement and to consummate each of the transactions contemplated herein, and has taken all necessary corporate, partnership or limited liability company action to authorize the execution, delivery and performance by it of this Agreement. This Agreement has been duly executed and delivered by such Member and is in full force and effect and constitutes a legal, valid and binding obligation of such Member, enforceable against such Member in accordance with its respective terms, except as enforcement may be limited (i) by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
3.05Authorizations. No Governmental Approvals, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by such Member of this Agreement or for the validity or enforceability hereof with respect to or against such Member, except to the extent that the failure to obtain or maintain any such Governmental Approval, filing or registration could not reasonably be expected to have a material adverse effect on the ability of such Member to perform its obligations hereunder.
3.06No Bankruptcy; Solvency. No steps have been taken or legal proceedings started by or with respect to it, and to its knowledge, no such action has been threatened against it for its bankruptcy, winding-up, dissolution or reorganization of or for the appointment of a receiver, trustee or similar officer with respect to it or any of its Property. Such Member is, and after each Equity Contribution, will be, Solvent.
3.07Ownership. As of the date of this Agreement, each respective Member owns the percentage of the limited liability company interests of CIP Partner, Construction Pledgor and Sponsor Partner (as applicable) as set forth in Recitals C and D of this Agreement.
3.08Financing Documents. Such Member has reviewed and is familiar with the terms of the Financing Documents, and, to the best of its knowledge, Borrower has provided it with a copy of each Financing Document in existence as of such date.
3.09Compliance with Laws. Such Member is in compliance in all material respects all Applicable Laws relating to it, except where such non-compliance could not reasonably be expected to have a material adverse effect on such Member’s ability to perform its obligations hereunder.
3.10Investment Company Act. Such Member is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
3.11Certain Laws; Sanctions. Each Member has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by each Loan Party and their respective directors, officers and employees with applicable AML Laws, applicable Anti-Corruption Laws, applicable Anti-Terrorism Laws and applicable Sanctions. Neither such Member nor or any of its respective directors or officers is a Sanctioned Person.

Article IV
PURCHASE OF PARTICIPATING INTERESTS
4.01Required Purchase of Participating Interest. If by reason of a Borrower Bankruptcy or any proceeding under any Debtor Relief Law with respect to Construction Pledgor, TE Partners, Sponsor Partner or CIP Partner, any Equity Contribution due hereunder has not been deposited in accordance with Section 2.01 within 15 Business Days after the date on which such amount is payable hereunder (such Equity Contribution, the “Defaulted Payment”), the Member that has failed to make the deposit (the “Defaulted Member”) shall, without any further notice or demand by the Collateral Agent, purchase an undivided participating interest in each of the Loans, Letters of Credit and Commitments and other Obligations, to the extent then outstanding and not earlier terminated or cancelled, as provided in the following sentence, in an aggregate principal amount equal to the amount of the Defaulted Payment. A Defaulted Member’s purchase of an undivided participating interest in such Loans, Letters of Credit and Commitments and other Obligations shall be made pro rata among such Loans, Letters of Credit and Commitments and other Obligations based on the respective outstanding amounts thereof. A Defaulted Member shall effect its purchase of undivided participating interests in such Loans, Letters of Credit and Commitments pursuant to this Section 4.01 by paying to the Administrative Agent for the account of the applicable Secured Parties, in immediately available funds in Dollars, the lesser of (x) the amount of the Defaulted Payment, (y) the aggregate amount of such outstanding Loans, Letters of Credit and Commitments and other Obligations and (z) the Member’s Maximum Available Equity Contribution Amount. The Collateral Agent (at the direction of the Administrative Agent) may enforce its rights to payment under any Member Guaranty or make a drawing on any Equity Letter of Credit or, to the extent permitted by applicable law, on the Construction Equity Account in order to satisfy a Defaulted Member’s obligations under this Section 4.01.
4.02Effect of Purchase of Participating Interest. A Defaulted Member’s purchase of an undivided participating interest in the Loans, Letters of Credit and Commitments and other Obligations in the full amount (if any) required pursuant to Section 4.01 following a Defaulted Payment in respect of any Equity Contributions, shall satisfy the Defaulted Member’s obligations pursuant to Section 2.01 to make Equity Contributions hereunder, and reduce the then Maximum Available Equity Contribution Amount of the Defaulted Member, to the extent of the amount of such participations.
4.03Subordinate Nature of Participating Interest. A Defaulted Member’s participating interest in the Loans, Letters of Credit and Commitments and other Obligations purchased by it pursuant to Section 4.01 shall be subordinate in all respects to the interest in such Loans, Letters of Credit and Commitments and other Obligations retained by the holders (other than the Defaulted Member) thereof (the “Retained Interest”), so that all payments received or collected on account of such Loans, Letters of Credit and Commitments and applied to the payment or termination thereof, whether received or collected through repayment of such Loans, Letters of Credit and Commitments and other Obligations by the Borrower or through right of set-off with respect thereto or realization upon any collateral security therefor or otherwise, shall first be applied to the payment of the principal, interest, fees and other amounts then due (whether at its stated maturity, by acceleration or otherwise) on the Retained Interest until such principal, interest, fees and other amounts are paid in full, before any such payments are applied on account of the Defaulted Member’s participating interest in such Loans, Letters of Credit and Commitments and other Obligations.
4.04Rights of Administrative Agent, Collateral Agent and Secured Parties.
(a)Notwithstanding the purchase and ownership by a Defaulted Member of participating interests in the Loans, Letters of Credit and Commitments and other Obligations, and notwithstanding the rights of participants under the Credit Agreement and the other Financing Documents, the Administrative Agent, the Collateral Agent and each other Secured Party, as applicable, shall have the right without any notice to a Defaulted Member, as applicable, in each case in accordance with the terms of the Credit Agreement, (i) to agree to the modification or waiver of any of the terms of the Credit Agreement or any of the Financing Documents or any other agreement or instrument relating thereto (but not to reduce any amount payable in respect of the portion of the Loans, Letters of Credit and Commitments and other Obligations subject to participations purchased pursuant to Section 4.01), (ii) to consent to any action or failure to act by the Defaulted Member or any other Person party to any Financing Document, and (iii) to exercise or refrain from exercising any rights or remedies which the Collateral Agent, the Administrative Agent, any Secured Party, as applicable, may have under any Financing Document or any other agreement or instrument relating thereto, including the right at any time to declare, or refrain from declaring, the Obligations due and payable upon the occurrence of any Event of Default, and to rescind and annul any such declaration, and to foreclose and sell or exercise any other remedy, or refrain from foreclosing and selling or exercising any other remedy, with respect to any collateral securing the Obligations. None of the Collateral Agent, the Administrative Agent or any Secured Party shall be liable to a Defaulted Member for any error in judgment or for any action taken or omitted to be taken by it while a Defaulted Member holds a participating interest in the Loans, Letters of Credit and Commitments and other Obligations, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment). None of the Collateral Agent, the Administrative Agent or any Secured Party shall have any duty or responsibility to provide a Defaulted Member with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other party to any Financing Document which may come into their possession or the possession of any of their respective Affiliates, or to notify a Defaulted Member of any Default or Event of Default, or any default by the Borrower or any other Person under any of the Financing Documents.
(b)Notwithstanding anything else to the contrary herein, whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received such written instruction, advice or concurrence of the Administrative Agent or the Secured Parties (acting in accordance with the Credit Agreement). This Section 4.04(b) is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto. Section 10.03 (Expenses; Indemnity) and Article VIII of the Credit Agreement are hereby incorporated, mutatis mutandis, into this Agreement.
4.05No Voting Rights. Without limiting the generality of the provisions of Section 4.04, in determining whether the required consent of the Secured Parties has been obtained for all purposes under the Financing Documents, the participating interests in the Loans, Letters of Credit and Commitments and other Obligations purchased by a Defaulted Member pursuant to Section 4.01 shall not be deemed to be outstanding.
4.06Obligations Several; Outright Purchase; Obligations Unconditional. The obligations of each Member under this Article IV to purchase participating interests in or purchase and take an assignment of the Loans, Letters of Credit and Commitments and other Obligations, as the case may be, is several and not joint and is absolute and unconditional and shall not be affected by the occurrence of any Default or Event of Default or any other circumstance (other than a defense of payment and performance), including any circumstance of the nature described in Section 2.02.

ARTICLE V
MISCELLANEOUS
5.01No Waiver. No failure on the part of the Members, Applicable Pledgor, Sponsor Partner, CIP Partner, the Borrower, the Collateral Agent, the Administrative Agent or any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Members, Applicable Pledgor, Sponsor Partner, CIP Partner, the Borrower, the Collateral Agent, the Administrative Agent or any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein are cumulative and are not exclusive of any other rights or remedies provided by law or in equity (whether now existing or hereafter arising) or which the Members, Applicable Pledgor, Sponsor Partner, CIP Partner, the Borrower, the Collateral Agent, the Administrative Agent or any Secured Party would otherwise have.
5.02Notices. All notices, requests, consents, demands, designations, directions, instructions, certificates or other communications to be given hereunder will be duly given when delivered in writing or by electronic communication (including email) to the intended recipient at the “Address for Notices” specified beneath its name on the signature pages hereof or on any Assumption Agreement or, as to any party, at such other address as shall be designated by such party in a notice to the other parties.
5.03Expenses. Each Member severally agrees to reimburse (to the extent reimbursement has not already been made by the Borrower under the Credit Agreement) each of the Collateral Agent, the Administrative Agent and the Secured Parties for all documented out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent and the Secured Parties (including the reasonable and documented fees and expenses of legal counsel) in connection with (a) any enforcement or collection proceeding against such Member under or in respect of such Member’s obligations under this Agreement (or, with respect to any Member Guarantor providing a Member Guaranty with respect to such Member, of such Member Guarantor’s obligations under such Member Guaranty), including all manner of participation in or other involvement with (i) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings of such Member or such Member Guarantor, (ii) judicial or regulatory proceedings with respect to such Member or such Member Guarantor and (iii) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) in connection with agreements to which such Member or such Member Guarantor is a party, and (b) the enforcement of this Section 5.03. This Section 5.03 shall survive the termination of this Agreement.
5.04Amendments, Etc. The terms of this Agreement may be amended, supplemented, waived or otherwise modified only by an instrument in writing duly executed by each Member, Applicable Pledgor, Sponsor Partner, CIP Partner, the Borrower, the Administrative Agent and the Collateral Agent acting at the direction of the Administrative Agent (it being understood and agreed that the Administrative Agent shall act in accordance with Section 10.02 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent, the Collateral Agent, each Secured Party, the Borrower, Applicable Pledgor, Sponsor Partner, CIP Partner and each Member.
5.05Successors and Assigns; Consent to Collateral Assignment.
(a)This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (i) except as provided in clause (b) below, the Borrower, Applicable Pledgor, Sponsor Partner and CIP Partner are not entitled to assign their rights hereunder and (ii) no Member may assign or transfer its rights or obligations hereunder other than to a Qualifying Transferee that becomes a party to this Agreement pursuant to Section 5.13, and any assignment or transfer in violation of this Section shall be null and void.
(b)In addition to, and without in any way limiting, the rights of the Administrative Agent and Collateral Agent hereunder, each of Applicable Pledgor, Sponsor Partner, CIP Partner and each Member hereby irrevocably consents to:
(i)the collateral assignment by Borrower of all its right, title and interest in, to and under this Agreement pursuant to the Security Documents, as collateral security for the Borrower’s obligations under the respective Financing Documents; and
(ii)the transfer of Borrower’s right, title and interest in, to and under this Agreement to the applicable Secured Parties or their respective successors, transferees or other designees in connection with their exercise of rights and remedies under the Security Documents, the other Financing

Documents and applicable law following the occurrence of an Event of Default under, and as defined in, the Credit Agreement, including, without limitation, any public or private sale, deed in lieu of foreclosure, strict foreclosure or any other acceptance of Collateral in full or partial satisfaction of the Obligations under the UCC or other applicable law (each, a “Foreclosure Transaction”).
(c)If any Secured Party or its successor, transferee or other designee elects to effectuate any Foreclosure Transaction or exercise any other remedy with respect to this Agreement under the Security Documents and applicable law, such Secured Party or successor, transferee or other designee, as applicable, shall notify Applicable Pledgor, Sponsor Partner, CIP Partner and each Member of such election upon the commencement of such Foreclosure Transaction or the exercise of any other remedy pursuant to Section 5.05(b) of this Agreement. Upon effectuation of such Foreclosure Transaction or other remedy, Applicable Pledgor, Sponsor Partner, CIP Partner and each Member irrevocably agrees that such applicable Secured Party or successor, transferee or other designee, as applicable, shall be entitled to all of the Borrower’s rights, benefits and privileges under this Agreement.
5.06Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
5.07Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by electronic delivery shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.08Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
5.09Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
5.10Consent to Jurisdiction; Rights of the Collateral Agent, Administrative Agent and Lenders; etc.
(a)Each Member, Applicable Pledgor, Sponsor Partner, CIP Partner and the Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Secured Party or any Related Party of any Secured Party in any way relating to this Agreement or any other Financing Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)Nothing in this Section 5.10 shall limit the right of the Administrative Agent, the Collateral Agent or the Secured Parties to refer any claim against any Member, Applicable Pledgor, Sponsor Partner, CIP Partner or the Borrower or any of their respective properties to any court of competent jurisdiction outside of the State of New York, nor shall the taking of proceedings by the Administrative Agent, the Collateral Agent or any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.
(c)Each party hereto irrevocably consents to the service of process in the manner provided for notices in Section 5.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Applicable Law.
(d)Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Financing Document in any court referred to in clause (a) or (b) of this Section 5.10. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
5.11Reserved.
5.12Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.13Termination. This Agreement shall terminate and be of no further force and effect (except for any provision of this Agreement that expressly survives the termination hereof and subject to Section 2.03) on the day that is the earliest to occur of (a) the Termination Date, (b) the Conversion Date (after giving effect to the funding of Equity Contributions to occur on the Conversion Date) and (c) the date on which the Equity Contribution Amount has been irrevocably and unconditionally funded. If requested by Applicable Pledgor, Sponsor Partner, CIP Partner or any Member, the Administrative Agent shall execute and deliver an instrument that confirms such termination.
5.14Additional Members. So long as the applicable transaction pursuant to which such Person is designated as a Member has not and does not result in a Change of Control under, or has been approved in accordance with, the Credit Agreement, one or more Qualifying Transferees that are not already party to this Agreement may become party to this Agreement by executing and delivering to each Agent an assumption agreement substantially in the form of Exhibit E hereto (an “Assumption Agreement”), in which case such Qualifying Transferee shall, from and after the date of such execution and delivery, be for all purposes a “Member” hereunder and, to the extent of the interest assigned to such Qualifying Transferee, shall have the rights and obligations of a Member hereunder. Such Qualifying Transferee shall be deemed to have made the representations and warranties in Article III as of such date. Simultaneously with becoming a party to this Agreement, each Qualifying Transferee that is not an Acceptable Member shall deliver to the Collateral Agent (in the case of any Equity Letter of Credit that will constitute such Acceptable Member Credit Support) or to the Administrative Agent (in the case of any other form of Acceptable Member Credit Support), as applicable, Acceptable Member Credit Support in an amount no less than such Qualifying Transferee’s Maximum Available Equity Contribution Amount at such time. Upon (w) satisfaction of the requirements set forth in Section 5.10(f) of the Credit Agreement, (x) execution and delivery by a Qualifying Transferee of an Assumption Agreement, (y) delivery of the corporate documents and legal opinions required to have been delivered on the Closing Date by each Member party hereto on the Closing Date pursuant to Sections 4.01(c) and (f) of the Credit Agreement, each of which shall be reasonably satisfactory to the Administrative Agent and (z) if the Qualifying Transferee is not an Acceptable Member, delivery by such Qualifying Transferee of such Acceptable Member Credit Support, provided that no Default or Event of Default shall have occurred and be continuing, the assigning Member, to the extent of its interest assigned to the Qualifying Transferee, shall be released from its obligations hereunder (and, in the case of an assignment of all of its direct or indirect membership interests in the Borrower, such assigning Member shall cease to be a party hereto and shall be fully released from its obligations hereunder). No reduction in the sum of the Maximum Available Equity Contribution Amounts of all

Members shall result from an assumption and release described in this Section 5.13, and after giving effect to such an assumption and release, the sum of all Member Percentages shall equal 100%.
5.15Integration of Terms. This Agreement contains the entire agreement between each the parties hereto relating to the subject matter hereof and supersedes all oral statements and prior writings with respect hereto.
5.16Guaranty Separately Enforceable. This Agreement may be enforced against: (a) Applicable Pledgor by the Administrative Agent or the Collateral Agent without the necessity of joining Sponsor Partner, CIP Partner, any Member or any Member Guarantor, as applicable; (b) Sponsor Partner by the Administrative Agent or the Collateral Agent without the necessity of joining Applicable Pledgor, CIP Partner, any Member or any Member Guarantor, as applicable; (c) any Member by the Administrative Agent or the Collateral Agent without the necessity of joining Applicable Pledgor, Sponsor Partner, CIP Partner, any other Member or any Member Guarantor, as applicable, (d) CIP Partner by the Administrative Agent or the Collateral Agent without the necessity of joining Applicable Pledgor, Sponsor Partner, any Member or any Member Guarantor, as applicable, and (e) any Member Guarantor by the Administrative Agent or the Collateral Agent without the necessity of joining Applicable Pledgor, Sponsor Partner, any Member or any other Member Guarantor, as applicable.
5.17Scope of Liability. Section 10.15 (Scope of Liability) of the Credit Agreement and Article VIII of the Credit Agreement are hereby incorporated, mutatis mutandis, into this Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

AVANGRID VINEYARD WIND, LLC
as Avangrid Member
By:	/s/ William White
Name:	William White
Title:	Authorized Signer

By:	/s/ Peter Mahoney
Name:	Peter Mahoney
Title:	Authorized Signer

Address for Notices:

Avangrid Vineyard Wind, LLC
1125 NW Couch St, Ste 700
Portland, OR 97209
Attention: General Counsel

CI-II ALICE HOLDING, LLC
as CI II Member
By:	/s/ Henrik Tordrup
Name:	Henrik Tordrup
Title:	President

Address for Notices:

CI-II Alice Holding LLC
412 West 15th Street, 15th Floor
New York, NY 10011
Attention: Henrik Tordrup; Luke Liu
Tel: 1-646-908-8666

CI-III ALICE HOLDING, LLC
as CI III Member
By:	/s/ Henrik Tordrup
Name:	Henrik Tordrup
Title:	President

Address for Notices:

CI-III Alice Holding LLC
412 West 15th Street, 15th Floor
New York, NY 10011
Attention: Henrik Tordrup; Luke Liu
Tel: 1-646-908-8666

VINEYARD WIND CI PARTNERS 1, LLC
as CIP Partner
By:	/s/ Henrik Tordrup
Name:	Henrik Tordrup
Title:	President

Address for Notices:

Vineyard Wind CI Partners 1, LLC
412 West 15th Street, 15th Floor
New York, NY 10011
Attention: Henrik Tordrup; Luke Liu
Tel: 1-646-908-8666

VINEYARD WIND I PLEDGOR, LLC
as Construction Pledgor
By:	/s/ Jennifer Simon Lento
Name:	Jennifer Simon Lento
Title:	General Counsel

By:	/s/ Lars Thaaning Pedersen
Name:	Lars Thaaning Pedersen
Title:	Chief Executive Officer

Address for Notices:

Vineyard Wind 1 Pledgor LLC
75 Arlington Street, 7th Floor
Boston, MA 02116
Attention: Jennifer Simon Lento, General Counsel
Tel: 1-215-485-8580
Email: jsimonlento@vineyardwind.com

VINEYARD WIND SPONSOR PARTNERS 1, LLC
as Sponsor Partner
By:	/s/ Jennifer Simon Lento
Name:	Jennifer Simon Lento
Title:	General Counsel

By:	/s/ Lars Thaaning Pedersen
Name:	Lars Thaaning Pedersen
Title:	Chief Executive Officer

Address for Notices:

Vineyard Wind Sponsor Partners 1 LLC
75 Arlington Street, 7th Floor
Boston, MA 02116
Attention: Jennifer Simon Lento, General Counsel
Tel: 1-215-485-8580
Email: jsimonlento@vineyardwind.com

VINEYARD WIND TE PARTNERS 1, LLC
as TE Partners
By:	/s/ Jennifer Simon Lento
Name:	Jennifer Simon Lento
Title:	General Counsel

By:	/s/ Lars Thaaning Pedersen
Name:	Lars Thaaning Pedersen
Title:	Chief Executive Officer

Address for Notices:

Vineyard Wind TE Partners 1 LLC
75 Arlington Street, 7th Floor
Boston, MA 02116
Attention: Jennifer Simon Lento, General Counsel
Tel: 1-215-485-8580
Email: jsimonlento@vineyardwind.com

VINEYARD WIND 1, LLC
as Borrower
By:	/s/ Jennifer Simon Lento
Name:	Jennifer Simon Lento
Title:	General Counsel

By:	/s/ Lars Thaaning Pedersen
Name:	Lars Thaaning Pedersen
Title:	Chief Executive Officer

Address for Notices:

Vineyard Wind 1 LLC
75 Arlington Street, 7th Floor
Boston, MA 02116
Attention: Jennifer Simon Lento, General Counsel
Tel: 1-215-485-8580
Email: jsimonlento@vineyardwind.com

MUFG UNION BANK, N.A.,
not in its individual capacity but solely as Collateral Agent
By:	/s/ D. Amedeo Morreale
Name:	D. Amedeo Morreale
Title:	Vice President

Address for Notices:

MUFG Union Bank, N.A.
1251 Avenue of the Americas
New York, NY 10020
Attention: Institutional Agency Services
Tel: (415) 273-2512
Fax: (415) 273-2492
Email: sfct@unionbank.com

BANCO SANTANDER, S.A., NEW YORK BRANCH,
not in its individual capacity but solely as Administrative Agent
By:	/s/ Nuno Andrade
Name:	Nuno Andrade
Title:	Managing Director

By:	/s/ Daniel Kostman
Name:	Daniel Kostman
Title:	Executive Director

Address for Notices:

Banco Santander, S.A., New York Branch
as Administrative Agent
45 E. 53rd St.
New York, NY 10022
E-mail: PortfolioManagementGDF@santander.us
Attention: Erika Wershoven

with a copy to:

EXHIBIT A to
EQUITY CONTRIBUTION AGREEMENT
FORM OF
EQUITY CONTRIBUTION REQUEST
[Name] (the “Funding Member”)
[Address]
Attention: [_____]
Copy to:

Banco Santander, S.A., New York Branch,
as Administrative Agent
45 E. 53rd St.
New York, NY 10022
E-mail: PortfolioManagementGDF@santander.us
Attention: Erika Wershoven

with a copy to:

Banco Santander, S.A., New York Branch
45 E. 53rd St.
New York, NY 10022
Tel: 212-692-2598
Email: CIBMOLoanClosing@santander.us
Attn: Gregory Sparapani/Brandon Velasquez

Re: Equity Contribution Request
Reference is made to the Equity Contribution Agreement, dated as of September 15, 2021, among Vineyard Wind 1 LLC (the “Borrower”), Vineyard Wind 1 Pledgor LLC, Vineyard Wind Sponsor Partners 1 LLC, Vineyard Wind TE Partners 1 LLC, Vineyard Wind CI Partners 1 LLC, the Members party thereto from time to time, Banco Santander, S.A., New York Branch, as Administrative Agent and MUFG Union Bank, N.A., as Collateral Agent (as may be amended, supplemented or modified from time to time, the “Equity Contribution Agreement”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Equity Contribution Agreement.
In accordance with Section 2.01(b)(i) of the Equity Contribution Agreement, the Borrower hereby requests an Equity Contribution Funding Amount as follows:
Exhibit A-1

US-DOCS\124693976.22

1.    The aggregate amount of the Equity Contributions requested from all Members on the applicable Equity Contribution Date is equal to: $_________, which is the applicable Equity Contribution Funding Amount for purposes of this Equity Contribution Request.
2.     Your Member Percentage is equal to [__]% and, accordingly, the amount hereby requested to be made by you as of the date hereof under the Equity Contribution Agreement is equal to: $_________ (your “Equity Amount”).
3.    Your Equity Amount is requested to be made on or prior to [______], 20[_], which is the applicable Equity Contribution Date for purposes of this Equity Contribution Request.

Exhibit A-2

US-DOCS\124693976.22

IN WITNESS WHEREOF, the Borrower hereby submits this Equity Contribution Request as of the date first above written and the undersigned Authorized Officer of the Borrower hereby certifies that the information stated above is, to the knowledge and belief of such Authorized Officer, true and correct.

VINEYARD WIND 1 LLC, as Borrower

By:
Name:
Title:

By:
Name:
Title:
Exhibit A-3

US-DOCS\124693976.22

EXHIBIT B to
EQUITY CONTRIBUTION AGREEMENT
FORM OF
EQUITY LETTER OF CREDIT
Standby Letter of Credit
[Name of Issuing Bank]
[Address]

Issued Date: [Date]
Irrevocable Standby Letter of Credit No. [_______]
Beneficiary:

[_____]
[_____]
[_____]
Attention: [_____]
Phone: [_____]
Facsimile: [_____]
Email: [_____]

Ladies and Gentlemen:
At the request of [insert name of Member] (the “Applicant”), we, [insert name, address and facsimile number of Bank] (the “Bank”), hereby establish this Irrevocable Standby Letter of Credit No. _________(this “Letter of Credit”) in your favor for the account of the Applicant, [insert address of Member], in the initial amount of [Write out the amount] dollars ($x,xxx,xxx.00) (as it may be reduced in accordance herewith, the “Stated Amount”) pursuant to that certain Equity Contribution Agreement, dated as of September 15, 2021 (as may be amended, amended and restated, modified or supplemented from time to time in accordance with the terms thereof, the “Equity Contribution Agreement”) by and among Applicant, Vineyard Wind 1 Pledgor LLC, Vineyard Wind Sponsor Partners 1 LLC, Vineyard Wind TE Partners 1 LLC, Vineyard Wind CI Partners 1 LLC, the other Members party thereto from time to time, Vineyard Wind 1 LLC, Banco Santander, S.A., New York Branch, as administrative agent, Beneficiary, as collateral agent for the Secured Parties, and the other parties thereto from time to time.
As used in this Letter of Credit, “Dollars” and “$” mean the lawful currency of the United States of America.
Exhibit B-1

US-DOCS\124693976.22

This Letter of Credit is valid and effective immediately and, on and after the date hereof, drawings may be made by you from time to time by presentation of a certificate in the form of Annex “A” attached hereto, appropriately completed and signed by your authorized signatory (the “Draft Certificate”) at our office located at [insert address]. Also, the Stated Amount of this Letter of Credit will be reduced automatically from time to time, without amendment, by the amount specified therein upon our receipt of a certificate, appropriately completed and signed by your authorized signatory, in the form of Annex “C” attached hereto (the “Reduction Certificate”).
In addition, presentation of such Draft Certificate or Reduction Certificate may also be made by fax transmission to ([________]), or such other fax number identified by [insert name of Bank] in a written notice to you. To the extent a presentation is made by fax transmission, you must provide telephone notification thereof to [insert name of Bank] ([insert telephone number]) prior to or simultaneously with the sending of such fax transmission. Items delivered by facsimile transmission shall be deemed to be the equivalent of originals of such items for all purposes of this Letter of Credit. Without limiting the generality of the foregoing, a facsimile of this Letter of Credit shall serve as the operative instrument until receipt by the Beneficiary of the original document.
We hereby agree to honor each drawing hereunder made in compliance with this Letter of Credit. In the case of a draw meeting the requirements of the preceding sentence, such draw shall be honored by wire transfer in immediately available funds in the amount specified in the Draft Certificate delivered to the Bank in connection with such drawing to your account number as specified in the signed Draft Certificate. If such drawings are presented by you on a Business Day at or before [10:00 AM] (Eastern Time), such payment will be made not later than the close of business on the date of such drawing; drawings presented by you on a Business Day after [10:00 AM] (Eastern Time) will be paid on the next Business Day.
This Letter of Credit is effective immediately, and expires on the first to occur of (a) [insert expiration date that is not earlier than twelve (12) months after the issuance date hereof], (b) the date on which drawings or requested reductions to the Stated Amount hereunder total the Stated Amount of this Letter of Credit as reduced from time to time in accordance with the terms of this Letter of Credit, or (c) the surrender to the Bank by you of the original of this Letter of Credit, along with the original(s) of any amendment(s) hereto, for cancellation together with your written consent to such cancellation; provided, however, that in the case of clause (a) above, this Letter of Credit will be automatically extended without amendment for successive one year periods from the present or any future expiration date hereof, unless we provide you with written notice of our election not to extend the expiry date of this Letter of Credit at least 45 days prior to any such expiration date (the “LOC Expiration Date”).
Subject to the provisions herein, we hereby authorize you to make drawings hereunder in an aggregate amount not in excess of the Stated Amount from the date hereof through our close of business on the LOC Expiration Date. Upon payment of drawings or reductions to the Stated Amount in an aggregate amount equal to the Stated Amount of this Letter of Credit, we shall be
Exhibit B-2

US-DOCS\124693976.22

fully discharged of our obligation under this Letter of Credit and we shall not thereafter be obligated to make any further payments under this Letter of Credit.
Communications with respect to this Letter of Credit, including, without limitation, the delivery of the Draft Certificate, shall be in writing and shall be addressed to you at the address set forth above and to us at [insert name and address of Bank], and presented to us by delivery in person or facsimile transmission at such address, provided in this Letter of Credit.
As used herein a “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banks are required or authorized to close in the State of New York.
This Letter of Credit is transferable in full and not in part. Any transfer made hereunder must conform strictly to the terms hereof and to the conditions of Rule 6 of the International Standby Practices (ISP98) fixed by the International Chamber Of Commerce, Publication No. 590.
Should you wish to effect a transfer under this Letter of Credit, such transfer will be subject to the return to us of the original Letter of Credit, accompanied by our form of transfer, properly completed and signed by an authorized signatory of your firm, and subject to payment of our customary transfer charges by the Applicant. Such transfer form is attached hereto as Annex B. References herein to “you” include any such transferee.
Partial and multiple drawings on this Letter of Credit are permitted.
This Letter of Credit, except as otherwise expressly stated herein, is subject to the International Standby Practices, International Chamber of Commerce Publication No. 590 (“ISP98”) and as to matters not governed by ISP98, the laws of the State of New York, including, without limitation, the Uniform Commercial Code as in effect in the State of New York, will control.
Except as set forth herein, this Letter of Credit may not be amended, changed, or modified without our express written consent and the consent of the Beneficiary. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred herein, except for Annex “A”, Annex “B” and Annex “C” hereto and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above. Without limiting the generality of the foregoing sentence, references in this Letter of Credit to the Credit Agreement or any other document or instrument, except the attachments hereto, are for identification purposes only. The Credit Agreement and such other documents and instruments are not incorporated herein, nor are they made a part of this Letter of Credit.
Exhibit B-3

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Very truly yours,
[___________]
By:
Name:
Title:

Exhibit B-4

US-DOCS\124693976.22

Our Ref. No. ________
ANNEX “A”

[Beneficiary Letterhead]
DRAWN UNDER [INSERT NAME OF BANK]
LETTER OF CREDIT NO. ________
_________________, 20__
[insert name of Bank]
[address]
Attn: [________]
Reference is made to the Equity Contribution Agreement dated as of [_____], 2021 (as may be amended, amended and restated, modified or supplemented from time to time in accordance with the terms thereof, the “Equity Contribution Agreement”) among Vineyard Wind 1 LLC, Vineyard Wind 1 Pledgor LLC, Vineyard Wind Sponsor Partners 1 LLC, Vineyard Wind TE Partners 1 LLC, Vineyard Wind CI Partners 1 LLC, the Members party thereto from time to time, Banco Santander, S.A., New York Branch, as Administrative Agent and each other party thereto from time to time and us, as Collateral Agent for the benefit of the Secured Parties (as defined in the Equity Contribution Agreement).
The undersigned, duly authorized representative of [_____], (the “Beneficiary”) hereby certifies to [insert name of Bank] (the “Issuing Bank”), with reference to the Irrevocable Letter of Credit No. _____ (the “Letter of Credit”) issued by the Issuing Bank in favor of the Beneficiary (any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) that:
Use the following for Drawings:
1.    The Beneficiary is making a drawing under the Letter of Credit in the amount of [________] Dollars (US$_________) (the “Drawing Amount”).
2.    The Drawing Amount hereunder does not exceed the Stated Amount reduced by all payments of any previous drawings or reductions to the Stated Amount under the Letter of Credit.
3.    The Beneficiary is entitled to make such Drawing under, and such Drawing is made in accordance with and does not exceed amounts permitted to be drawn under, the Equity Contribution Agreement.
4.    The Issuing Bank is hereby directed to make payment of the requested Drawing Amount to [Name of Bank], at [_____________] ABA No. [______________] for further credit to Account No. [________] Re: [______________] Attention: [____________].
Exhibit B-5

US-DOCS\124693976.22

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate as of the ___ day of _________, 20__.

[_____]
By:
Name:
Title:

Exhibit B-6

US-DOCS\124693976.22

ANNEX “B”

FULL TRANSFER OF LETTER OF CREDIT
[insert name of Bank]
[address]
Attn: [________]
Re:    Irrevocable Transferable Standby Letter of Credit No. [______]
Ladies and Gentlemen:
For value received, the undersigned beneficiary (the “Beneficiary”) hereby irrevocably transfers to:
_________________________
[Name of Transferee]
_________________________
[Address]
all rights of the undersigned Beneficiary to draw under the above-captioned Letter of Credit (the “Letter of Credit”). Such transferee has succeeded to the Beneficiary’s rights and obligations as Collateral Agent under the Credit Agreement (as defined in the Letter of Credit).
By this transfer, all rights of the undersigned Beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as Beneficiary thereof; provided that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to such transfers. All amendments to the Letter of Credit are to be consented to by the transferee without necessity of any consent of or notice to the undersigned.
The Letter of Credit together with any amendments (if any) is returned herewith and in accordance therewith we ask that this transfer be effective and that you transfer the Letter of Credit to our transferee or that, if so requested by the transferee, you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.
Very truly yours,
_________________________
Authorized Signature

Exhibit B-7

US-DOCS\124693976.22

SIGNATURE GUARANTEED
The Beneficiary’s signature(s) with
title(s) conforms with that on file
with us and such is/are authorized
for the execution of this instrument.
(Name of Bank)

(Bank Address)

(City, State, Zip Code)

(Telephone Number)

(Authorized Name and Title)

(Authorized Signature)

Exhibit B-8

US-DOCS\124693976.22

ANNEX “C”

[Beneficiary Letterhead]
REDUCTION CERTIFICATE UNDER
[INSERT NAME OF BANK] LETTER OF CREDIT NO.____
[insert name of Bank]
[address]
Attn: [________]
The undersigned, duly Authorized Officer of [_____] (the “Beneficiary”), hereby certifies to [insert name of Bank] (the “Issuing Bank”), with reference to the Irrevocable Letter of Credit No. _______ (the “Letter of Credit”) issued by the Issuing Bank in favor of the Beneficiary (any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) that:
1.    The Beneficiary is requesting an immediate reduction to the Stated Amount under the Letter of Credit in the amount of [_________] Dollars (US$ _____) (the “Reduction Amount”).
2.    The Reduction Amount hereunder does not exceed the Stated Amount reduced by all payments of any previous drawings or reductions to the Stated Amount under the Letter of Credit.
IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate as of the ___ day of _____________, 20__.

[_____]
By:
Name:
Title:
Exhibit B-9

US-DOCS\124693976.22

EXHIBIT C to
EQUITY CONTRIBUTION AGREEMENT
FORM OF
FUNDING NOTICE
_________________, 20__1

Re: Funding Notice
Reference is made to the Equity Contribution Agreement, dated as of September 15, 2021, among Vineyard Wind 1 LLC (the “Borrower”), Vineyard Wind 1 Pledgor LLC, Vineyard Wind Sponsor Partners 1 LLC, Vineyard Wind TE Partners 1 LLC, Vineyard Wind CI Partners 1 LLC, the Members party thereto from time to time, Banco Santander, S.A., New York Branch, as Administrative Agent and MUFG Union Bank, N.A., as Collateral Agent (as may be amended, supplemented or modified from time to time, the “Equity Contribution Agreement”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Equity Contribution Agreement.
In accordance with Section 2.01(d) of the Equity Contribution Agreement, the undersigned Member hereby notifies the Administrative Agent as follows:
[OPTION 1] [With respect to the [[Equity Contribution Date][Accelerated Contribution Date] occurring on [___], 20[__]][[Equity Contribution Request]/[Acceleration Event Notice] attached to this Funding Notice as Annex A], the undersigned Member intends to fund its Funding Amount directly in cash.]
[OPTION 2] [With respect to the [[Equity Contribution Date][Accelerated Contribution Date] occurring on [___], 20[__]][[Equity Contribution Request]/[Acceleration Event Notice] attached to this Funding Notice as Annex A], the undersigned Member requests that the Borrower direct the Administrative Agent to direct the Depositary Bank to transfer from the Construction Equity Account (that was established by the Member pursuant to Section 2.01(d) of the Equity Contribution Agreement) the Member’s Funding Amount on the Funding Date.]
[OPTION 3] [With respect to the [[Equity Contribution Date] [Accelerated Contribution Date] occurring on [___], 20[__]][ [Equity Contribution Request]/[Acceleration Event Notice]
1     Note to Form: If choosing Option 1 or Option 2, the date of this Funding Notice must be no later than one Business Day prior to the applicable Funding Date. If choosing Option 3, the date of this Funding Notice must be no later than four Business Days prior to the applicable Funding Date. In any case, this Funding Notice must be delivered to the Administrative Agent not later than 12:00 noon New York time on the date hereof.
Exhibit C-1

US-DOCS\124693976.22

attached to this Funding Notice as Annex A], the undersigned Member requests that the Administrative Agent instruct the Collateral Agent to draw, in the amount of the undersigned Member’s Funding Amount, upon any or all of the Equity Letters of Credit that it has posted pursuant to Section 2.01(d) of the Equity Contribution Agreement.]
[Signature page follows]

Exhibit C-2

US-DOCS\124693976.22

IN WITNESS WHEREOF, the undersigned Member hereby submits this Funding Notice as of the date first above written and the undersigned Authorized Officer of such Member hereby certifies that the information stated above is, to the knowledge and belief of such Authorized Officer, true and correct.

[_____], as Member

By:
Name:
Title:

Exhibit C-3

US-DOCS\124693976.22

ANNEX “A”

[EQUITY CONTRIBUTION REQUEST]/[ACCELERATION EVENT NOTICE]

[attached]
Exhibit C-4

US-DOCS\124693976.22

EXHIBIT D to
EQUITY CONTRIBUTION AGREEMENT
FORM OF
EQUITY CURE CONTRIBUTION NOTICE
_________________, 20__

Re: Equity Cure Contribution Notice
Reference is made to the Equity Contribution Agreement, dated as of September 15, 2021, among Vineyard Wind 1 LLC, Vineyard Wind 1 Pledgor LLC, Vineyard Wind Sponsor Partners 1 LLC, Vineyard Wind TE Partners 1 LLC, Vineyard Wind CI Partners 1 LLC, the Members party thereto from time to time, Banco Santander, S.A., New York Branch, as Administrative Agent and MUFG Union Bank, N.A., as Collateral Agent (as may be amended, supplemented or modified from time to time, the “Equity Contribution Agreement”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Equity Contribution Agreement.
In accordance with Section 2.01(d) of the Equity Contribution Agreement, the undersigned Member hereby notifies the Administrative Agent as follows:
1.The undersigned Member (the “Funding Member”) has funded its Funding Amount with respect to the Funding Date of [____________].
2.The Funding Member desires to make an Equity Cure Contribution to satisfy or partially satisfy the outstanding funding obligations of [____________] (the “Non-Funding Member”) with respect to such Funding Date. The Funding Member acknowledges that such Equity Cure Contribution shall be deemed an Equity Contribution by the Non-Funding Member and not by the Funding Member.
3.The Equity Cure Contribution Amount that will be funded by the Funding Member is [____________].2
4.The Equity Cure Contribution Date is [____________].
[Signature page follows]
2     Note to Form: In no event shall an Equity Cure Contribution Amount with respect to the unfunded Funding Amount of the Non-Funding Member (taking into account any Equity Cure Contribution Amounts previously funded in respect of such Funding Amount) exceed the unfunded Funding Amount of such Non-Funding Member.
Exhibit D-1

US-DOCS\124693976.22

Exhibit D-2

US-DOCS\124693976.22

IN WITNESS WHEREOF, the undersigned Member hereby submits this Equity Cure Contribution Notice as of the date first above written and the undersigned Authorized Officer of such Member hereby certifies that the information stated above is, to the knowledge and belief of such Authorized Officer, true and correct.

[_____], as Member

By:
Name:
Title:
Exhibit D-3

US-DOCS\124693976.22

EXHIBIT E to
EQUITY CONTRIBUTION AGREEMENT
FORM OF
ASSUMPTION AGREEMENT
ASSUMPTION AGREEMENT dated as of ________ __, 20[_], is delivered by [NAME OF ADDITIONAL MEMBER], a ________ _________ (the “Additional Member”), in connection with the Equity Contribution Agreement dated as of September 15, 2021 (the “Equity Contribution Agreement”), among Vineyard Wind 1 LLC (the “Borrower”), Vineyard Wind 1 Pledgor LLC (“Construction Pledgor”), Vineyard Wind Sponsor Partners 1 LLC (“Sponsor Partner”), Vineyard Wind TE Partners 1 LLC (“TE Partners”), Vineyard Wind CI Partners 1 LLC (“CIP Partner”), the Members party thereto from time to time, Banco Santander, S.A., New York Branch, as Administrative Agent and MUFG Union Bank, N.A., as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Equity Contribution Agreement.
The Additional Member hereby represents and warrants that on the date hereof it is a Qualifying Transferee that shall acquire membership interests in [______] from [name of transferring Member] in accordance with the terms of the Transaction Documents. Pursuant to Section 5.13 of the Equity Contribution Agreement, by executing and delivering this Assumption Agreement, the Additional Member shall become a party to the Equity Contribution Agreement as a Member for all purposes of the Equity Contribution Agreement, and the Additional Member agrees to be bound by and perform all obligations of a Member under the Equity Contribution Agreement with the same force and effect as if originally named as a Member thereunder. Without limiting the generality of the foregoing, the Additional Member agrees that its obligations under Section 2.01 of the Equity Contribution Agreement are absolute and unconditional, irrespective of the value, genuineness, validity or enforceability of any Financing Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of, or security for, any of the Obligations, and, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of its undertaking thereunder (other than the defense that the Additional Member has performed its obligations thereunder or that the underlying obligation has been performed or that the Equity Contribution Agreement has terminated), it being the intent of this Assumption Agreement that the obligations of the Additional Member under the Equity Contribution Agreement shall be absolute and unconditional under any and all circumstances.
For purposes of the Equity Contribution Agreement, the Additional Member shall have a Member Percentage equal to [___]%. [The Additional Member is an Acceptable Member.][The Additional Member is not an Acceptable Member and accordingly to secure its obligations to fund its respective Member Percentage of the Equity Contribution Amount, concurrently
Exhibit E-1

US-DOCS\124693976.22

herewith the Additional Member delivers to the [Collateral Agent] [and] [the Administrative Agent] Acceptable Member Credit Support in the form of [one or more Equity Letters of Credit,][cash on deposit in a Construction Equity Account][ a Member Guaranty from [_______], who constitutes a Member Guarantor satisfying the requirements set forth in the definition thereof], which Acceptable Member Credit Support shall, in the aggregate, have an available face amount (in the case of an Equity Letter of Credit), amount on deposit (in the case of a Construction Equity Account) or guaranteed amount (in the case of a Member Guaranty) equal to no less than the Additional Member’s Maximum Available Equity Contribution Amount at such time.
The Additional Member hereby makes the representations and warranties set forth in Article III of the Equity Contribution Agreement, with respect to itself and its obligations under this Assumption Agreement and the Equity Contribution Agreement, as if each reference to the Equity Contribution Agreement in such Article III also included reference to this Assumption Agreement.
IN WITNESS WHEREOF, the Additional Member has caused this Assumption Agreement to be duly executed and delivered as of the day and year first above written.

[NAME OF ADDITIONAL MEMBER]

By:
Name:
Title:
Address for Notices:
[_______] [_______] [_______] Attn: [_______] Tel: [_______]

Exhibit E-2

US-DOCS\124693976.22

Accepted and agreed:
VINEYARD WIND 1 LLC, as Borrower

By:
Name:
Title:
By: Name: Title: VINEYARD WIND 1 PLEDGOR LLC, as Construction Pledgor

By:
Name:
Title: By: Name: Title:]
VINEYARD WIND SPONSOR PARTNERS 1 LLC, as Sponsor Partner

By:
Name:
Exhibit E-3

US-DOCS\124693976.22

Title: By: ] Name: Title:
[VINEYARD WIND TE PARTNERS 1 LLC, as TE Partners

By:
Name:
Title: By: ] Name: Title:
[[_____], as a Member

By:
Name:
Title:]
Exhibit E-4

US-DOCS\124693976.22

Acknowledged: MUFG Union Bank, N.A., not in its individual capacity but solely as Collateral Agent

By:
Name:
Title:

Acknowledged: Banco Santander, S.A., New York Branch, not in its individual capacity but solely as Administrative Agent

By:
Name:
Title:

Exhibit E-5

US-DOCS\124693976.22